List of Subsidiaries and Consolidated Affiliated Entities.
     As of December 31, 2010, SouFun Holdings Limited has PRC subsidiaries as follows:
•	SouFun Media Technology (Beijing) Co., Ltd., or SouFun Media;

•	Beijing SouFun Network Technology Co., Ltd., or SouFun Network;

•	Beijing SouFun Information Consultancy Co., Ltd., or Beijing Information;

•	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd., or Beijing Zhong Zhi Shi Zheng;

•	Shanghai SouFun Information Co., Ltd., or SouFun Shanghai;

•	SouFun Information (Shenzhen) Co., Ltd., or SouFun Shenzhen;

•	SouFun Information (Tianjin) Co., Ltd., or SouFun Tianjin; and

•	SouFun Information (Guangzhou) Co., Ltd., or SouFun Guangzhou.
     offshore subsidiaries as follows:
•	China Index Academy Limited, incorporated in Hong Kong, or China Index Academy;

•	Bravo Work Investments Limited, incorporated in Hong Kong, or Bravo Work;

•	Max Impact Investments Limited, incorporated in Hong Kong, or Max Impact;

•	Selovo Investments Limited, incorporated in the British Virgin Islands, or Selovo Investments;

•	Pendiary Investments Limited, incorporated in the British Virgin Islands, or Pendiary Investments;

•	China Home Holdings Limited, incorporated in Cayman Islands;

•	China Home Holdings (BVI) Limited, incorporated in the British Virgin Islands;

•	China Home Holdings (HK) Limited, incorporated in Hong Kong; and

•	China Real Estate Agent University, incorporated in Hong Kong.
     and 11 consolidated controlled entities in China as follows:
•	Beijing SouFun Internet Information Service Co., Ltd., or Beijing Internet;

•	Beijing Jia Tian Xia Advertising Co., Ltd., or Beijing Advertising;

•	Beijing SouFun Science and Technology Development Co., Ltd., or Beijing Technology;

•	Beijing China Index Information Co., Ltd., or Beijing China Index;

•	Shanghai Jia Biao Tang Advertising Co., Ltd., or Shanghai JBT Advertising;

•	Shanghai SouFun Advertising Co., Ltd., or Shanghai Advertising;

•	Beijing Century Jia Tian Xia Technology Development Co., Ltd., or Beijing JTX Technology;

•	Tianjin Jia Tian Xia Advertising Co., Ltd., or Tianjin JTX Advertising;

•	Shanghai China Index Consultancy Co., Ltd., or Shanghai China Index;

•	Beijing Li Tian Rong Ze Technology Development Co., Ltd., or Beijing Li Tian Rong Ze; and

•	Tianjin Xin Rui Jia Tian Xia Advertising Co., Ltd., or Tianjin Xin Rui.